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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 25, 2004


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of May 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-10,
             Mortgage Pass-Through Certificates, Series 2004-10).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-109248              95-4449516
          --------                     ----------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


                4500 Park Granada
              Calabasas, California                          91302
              ---------------------                        ----------
      (Address of Principal Executive Officers)               (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------


     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2004-10 (the "Certificates").

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1



----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated on or about May 25, 2004 (collectively, the "Prospectus"), of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-10.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.



                                         By:        /s/ Darren Bigby
                                               ---------------------------
                                               Name:  Darren Bigby
                                               Title:    Vice President



Dated:  May 26, 2004


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Exhibit Index

Exhibit                                                              Page
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23.1              Consent of PricewaterhouseCoopers LLP